Fees Summary	Jul. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,514.68
Total Fee Amount	3,514.68
Total Transaction Valuation	22,956,738.14
Total Offset Amount	0.00
Net Fee	$ 0.00